UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 20, 2009
(Date of earliest event reported: August 16, 2009)


Genesis Electronics Group, Inc.
(Exact name of registrant as specified in its charter)

      Nevada                        333-118993                41-2137356
(State or other jurisdiction  (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)

5555 Hollywood Blvd.
Suite 303
Hollywood, FL 33021
(Address of principal executive offices (zip code)

(954) 272-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.   CHANGES IN CERTIFYING ACCOUNTANT

(a) On August 16, 2009, Lawrence Scharfman & Co., CPA P.A., its independent public accountant resigned due to the revocation of their registration with the Public Company Accounting Oversight Board.

     Lawrence Scharfman & Co., CPA P.A. reports on Genesis Electronic Group, Inc.'s financial statements for the year ended December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Lawrence Scharfman & Co., CPA P.A. did not report on Genesis Electronic Group, Inc.'s financial statements for the year ended December 31, 2007.

During Genesis Electronic Group, Inc.'s most recent fiscal year, December 31, 2008, and the subsequent period through the date of resignation, August 16, 2008 through September 22, 2009, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of Lawrence Scharfman & Co., CPA P.A., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-B.

 (b) On August 18, 2009, the board of directors of Genesis Electronics Group, Inc. engaged the accounting firm of Larry O'Donnell CPA as principal accountants of Genesis Electronics Group, Inc. for the fiscal year ended December 31, 2008. Genesis Electronics Group, Inc. did not consult with Larry O'Donnell CPA during the prior two fiscal years ended December 31, 2008 and 2007 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Genesis Electronics Group, Inc.'s financial statements. Neither written nor oral advice was provided that was an important factor considered by Larry O'Donnell CPA in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was the subject of a disagreement or event identified in response to paragraph (a) (1)(iv) of Item 304 of Regulation S-K.




ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16 - Despite repeated attempts and delivery of this Form 8-K, the registrant was unable to contact the prior auditor.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 20, 2009

GENESIS ELECTRONICS GROUP, INC.

By:     /s/Edward C. Dillon
        ------------------
Name:   Edward C. Dillon
Title:  Chief Executive Officer